Catalyst Funds Trust

Listed Private Equity Plus Fund

Supplement to Prospectus

Dated July 20, 2009

This Supplement to the Prospectus dated March 30, 2009, for the Listed Private Equity Plus Fund (the “Fund”), a series of Catalyst Funds (the “Trust”), updates the Prospectus to include revised information as described below.  For further information, please contact the Fund toll-free at 866.447.4228.  You may also obtain additional copies of the Fund’s Prospectus free of charge, by writing to the Listed Private Equity Plus Fund c/o Matrix Capital Group, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania, 19090-1904, or by calling the Fund toll-free at the number above.

The Trust and Vista Research and Management, LLC the Fund’s investment adviser (the “Advisor”), have agreed to amend and extend the Expense Limitation Agreement between the Trust and Advisor effective July 1, 2009. The Fees and Expenses section of the prospectus for the Listed Private Equity Plus Fund is hereby replaced by the following:

1

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

    Listed Private

Shareholder Fees

  Equity Plus Fund

(fees paid directly from your investment)

             Class A         Class C

Maximum Sales Charge (Load) Imposed on Purchases

5.75%

NONE

Maximum Deferred Sales Charge (Load) 1

1.00%

1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends

and Distributions

NONE

NONE

Redemption Fee2

2.00%

2.00%

Exchange Fee

NONE

NONE

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fee

1.25%

  1.25%

Distribution (12b-1) Fees

0.25%

  1.00%

Other Expenses

12.25%

12.27%

Acquired (Underlying) Fund Fees and Expenses3

0.01%

  0.01%

Total Annual Fund Operating Expenses

13.76%

14.53%

Fee Waivers and Expense Reimbursement4

11.51%

11.53%

Net Expenses (after expense reimbursement)4

2.25%

  3.00%

1 In the case of investments in Class A shares made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed  less than one year after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

2 The Fund charges a fee of 2.00% on redemptions of shares held less than 30 days.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. A redemption fee will not be charged on involuntary redemptions.   A $15 fee may be charged for redemptions made by wire.

3 Acquired (Underlying) Fund Fees and Expenses are based on estimated amounts for the Fund’s current fiscal year.  The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Underlying Funds.

4The advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 2.24% for Class A and 2.99% for Class C of its average daily net assets through October 31, 2010.  Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expenses is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees.

Example of Hypothetical Fund Costs:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for fee waiver and/or expense reimbursement reflected in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year

Private Equity Fund

Class A

       Class C

1

$    789

        $    302

3

   3,262

           3,028

5

   5,310

           5,248

10

   9,020

           9,155

Investors Should Retain This Supplement for Future Reference